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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                SEPTEMBER 16, 1996                                0-16132
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Date of Report (Date of earliest event reported)          Commission File Number

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                                        22-2711928
- ----------------------------------   -------------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                               7 POWDER HORN DRIVE
                            WARREN, NEW JERSEY 07059
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               (Address of Principal Executive Offices) (Zip Code)

                                 (908) 271-1001
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

Adoption of Rights Plan

        On September 16, 1996, the Board of Directors of Celgene Corporation (the "Corporation") declared a dividend distribution of one right (a "Right") to purchase one one-tenth of a share of the Common Stock, $.01 par value, of the Corporation (the "Common Shares") for each outstanding share of Common Stock, payable to the stockholders of record on September 26, 1996 (the "Record Date"). The Board of Directors also authorized and directed the issuance of one Right with respect to each Common Share issued thereafter until the Distribution Date (as defined below). Except as set forth below, each Right, when it becomes exercisable, entitles the registered holder to purchase from the Corporation one one-tenth of a Common Share at a price of $100.00 per whole Common Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Corporation and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"), dated as of September 16, 1996.

        Initially, the Rights will be attached to all certificates representing Common Shares then outstanding, and no separate Right Certificates will be distributed. Subject to certain exceptions, the Rights will separate from the Common Shares upon the earliest to occur of (i) a person or group of affiliated or associated persons having acquired beneficial ownership of 15% or more of the outstanding Common Shares (except pursuant to a Permitted Offer, as defined); or
(ii) 10 days (or such later date as the Board of Directors may determine) following the commencement or, announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group of affiliated or associated persons becoming an Acquiring Person (as hereinafter defined) (the earliest of such dates being called the "Distribution Date"). A person or group whose acquisition of Common Shares causes a Distribution Date pursuant to clause (i) above is an "Acquiring
Person." The date that a person or group becomes an Acquiring Person is the "Shares Acquisition Date." Notwithstanding the foregoing, if the Board determines in good faith that a person or group crossed the 15 percent threshold inadvertently, the rights will not be triggered if such person or group divests as promptly as practicable a sufficient number of Common Shares to reduce its holding to below the 15 percent threshold. Furthermore, a person who acquires Common Shares pursuant to a tender or exchange offer which is for all outstanding Common Shares at a price and on terms which the Board of Directors determines (prior to acquisition) to be adequate and in the best interests of the Corporation and its stockholders (other than such person, its affiliates and associates) (a "Permitted Offer") will not be deemed to be an Acquiring Person and such person's ownership will not constitute a Distribution Date.

        The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), Common Share certificates issued after the Record Date upon the transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares



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represented  by  such  certificate.   As  soon  as  practicable   following  the
Distribution  Date,   separate   certificates   evidencing  the  Rights  ("Right
Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Common Shares issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

        The Rights are not exercisable until the Distribution Date, and will expire at the close of business on September 15, 2006, unless earlier redeemed by the Corporation as described below.

        In the event that any person becomes an Acquiring Person, each holder of Rights (other than Rights that have become void as described below) will thereafter have the right (the "Flip-In Right") to receive, upon exercise of such Rights, the number of Common Shares (or, in certain circumstances, other securities of the Corporation) having a value (immediately prior to such triggering event) equal to two times the aggregate exercise price of such Rights.

        In the event that, at any time  following the Shares  Acquisition  Date,
(i) the corporation is acquired in a merger or other business combination transaction in which the holders of all of the outstanding Common Shares immediately prior to the consummation of the transaction are not the holders of all of the surviving corporation's voting power, or (ii) more than 50% of the assets or earning power of the Corporation and its majority-owned subsidiaries (taken as a whole) are sold or transferred, then each holder of Rights (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "Flip-Over Right") to receive, upon exercise of such Rights, common shares of the acquiring party having a value equal to two times the aggregate exercise price of the Rights; provided, however, that the Flip-Over Right shall not apply to any transaction described in clause (i) if (x) such transaction is with a person or persons (or a wholly owned subsidiary of any such person or persons) that acquired Common Shares pursuant to a Permitted offer and (y) the price and form of consideration offered in such transaction is the same as that paid to all holders of Common Shares whose shares were purchased pursuant to the Permitted Offer. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

        Notwithstanding the foregoing, following the occurrence of a triggering event described above, all Rights that are or (under certain circumstances specified in the Rights Agreement) were beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void.

        The Purchase Price payable, and the number of Common Shares or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain options, rights or warrants to subscribe for or purchase Common Shares or equivalent securities of the Corporation at a price, or securities convertible into Common Shares or equivalent securities of the Corporation with a conversion price, less than the current market price of the Common Shares, or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends, if any) or of subscription rights or warrants (other than those referred to above).




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        With certain  exceptions,  no adjustment  in the Purchase  Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Common Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market value of a whole Right on the last trading day prior to the date of exercise.

        At any time prior to the earlier to occur of (i) a person becoming an Acquiring Person or (ii) the expiration of the Rights, the Corporation may redeem all but not less than all of the Rights at a price of $ .01 per Right (the "Redemption Price") which redemption shall be effective at such time, on such basis and with such conditions as the Board of Directors may establish in its sole discretion. The Corporation may, at its option, pay the Redemption Price in Common Shares.

        All of the Provisions of the Rights Agreement may be amended by the Board of Directors prior to the Distribution Date. From and after the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen, subject to certain limitations, any time period under the Rights Agreement.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders of the Corporation, stockholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

        The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors except pursuant to a Permitted Offer. The Rights should not interfere with any merger or other business combination approved by the Board of Directors, as the Rights may be redeemed by the Corporation at $.01 per Right prior to the time that a person or group has acquired beneficial ownership of 15% or more of the Common Shares.

        The Rights Agreement, dated as of September 16, 1996, between the Corporation and American Stock Transfer & Trust Company, as Rights Agent, specifying the terms of the Rights is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights Agreement is qualified in its entirety by reference to such exhibit.

Amendments to Bylaws

        In addition, the Board of Directors of the Company has adopted certain amendments to the Company's Bylaws intended to strengthen the Board's position in the event of a hostile takeover attempt. The amendments to the Bylaws have the following effects:

        1. Providing that (i) only persons who are nominated in accordance with the procedures set forth in the Bylaws shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Bylaws, and that (i) only business brought before the



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annual  meeting by the Board of Directors or by a stockholder  who complies with the procedures set forth in the Bylaws may be transacted at an annual meeting of stockholders. In addition to any other applicable requirements, for a nomination to be made by a stockholder, or proposals of new business to be transacted at the annual meeting to be made by a stockholder, such stockholder must have given
timely  notice   thereof  in  proper  written  form  to  the  Secretary  of  the
Corporation. For notice of nominations of directors or proposals of new business at stockholder meetings to be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and
number  of  shares  of  capital  stock  of  the  Corporation   which  are  owned
beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in his notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

        2. Eliminating the ability of persons other than members of the Board of Directors to call special meetings of the stockholders of the Company.

        3. Establishing a procedure for the Board of Directors to fix the record date whenever stockholder action by written consent is undertaken. The provision of the Bylaws provides that in order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by




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written consent shall, by written notice to the Secretary,  request the Board of
Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded, to the attention of the Secretary of the Corporation. This provision of the Bylaws also provides for a procedure by which the Secretary of the Corporation shall conduct such reasonable investigation as he deems necessary or appropriate for the purpose of ascertaining the validity of written consents submitted by stockholders and all matters incident thereto.

        4. Requiring a 2/3 vote of  stockholders  to amend Sections 1.2, 1.8 and
2.2 of the Company's Bylaws.

        The Company's Bylaws, as amended and restated as of September 16, 1996 are attached hereto as an exhibit and are incorporated herein by reference. The foregoing description of the Bylaws is qualified in its entirety by reference to such exhibit.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

               1. Rights Agreement, dated as of September 16, 1996, between Celgene Corporation and American Stock Transfer & Trust Company (incorporated by reference to the Company's Registration Statement on Form 8-A, filed on September 16, 1996.

               2. Celgene Corporation Bylaws, as amended and restated as of September 16, 1996.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 1996            CELGENE CORPORATION

                                    By:   /s/ John W. Jackson
                                       --------------------------
                                    Name:   John W. Jackson
                                    Title: Chairman of the Board and
                                              Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit        Description                                                          Page
1.   Rights  Agreement,   dated  as  of  September  16,  1996,  between  Celgene
     Corporation  and American Stock Transfer & Trust Company  (incorporated  by reference to the  Company's  Registration  Statement on Form 8-A,  filed on
     September 16, 1996).

2. Celgene Corporation Bylaws, as amended and restated as of September 16, 1996.




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